SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 21, 2003

                              BARNES & NOBLE, INC.

         (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)

         1-12302                                     06-1196501
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  (Commission File Number                  (IRS Employer Identification No.)

 122 Fifth Avenue, New York, NY                        10011
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   (Address of Principal                            (Zip Code)
  Executive Offices)

        Registrant's Telephone Number, Including Area Code (212) 633-3300
                                                           --------------

          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

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     Item 5. Other Events and Required FD Disclosure

     On January 21, 2003, Barnes & Noble, Inc., through its newly formed wholly owned subsidiary B&N SPC Acquisition Corp., completed its previously announced purchase of the assets of Sterling Publishing Co., Inc., a privately held company that is one of the top 25 publishers in the United States and a leading publisher of how-to books. The purchase price was approximately $115 million. Immediately following the acquisition, B&N SPC Acquisition Corp. changed its name to Sterling Publishing Co., Inc.

     On January 22, 2003, Barnes & Noble, Inc. issued a press release announcing the completion of the acquisition of the assets of Sterling Publishing Co., Inc., which press release is attached hereto as Exhibit 99.1.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1 Press Release Barnes & Noble, Inc., dated January 22, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BARNES & NOBLE, INC.
                         (Registrant)

                         By: /s/ Lawrence S. Zilavy
                        -------------------------------
                         Name:    Lawrence S. Zilavy
                         Title:   Chief Financial Officer

Date: January 23, 2003